UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☑ Preliminary Proxy statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

IMPORTANT SHAREHOLDER INFORMATION

Access Capital Strategies Community Investment Fund, Inc.
     The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Fund’s Board of Directors.
     We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.
Please take a few moments to exercise your right to vote. Thank you.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MARCH 28, 2006
Notice is hereby given that a Special Meeting of the Shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) will be held at 9:00 a.m. (Eastern Time) on Tuesday, March 28, 2006 at the Fund’s offices, 419 Boylston Street, Suite 501, Boston, Massachusetts 02116, for the following purposes:
1.	To consider and vote upon a proposal to authorize the Board to withdraw the Fund’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a closed-end investment company.

2.	To elect four Directors to the Board (all of whom are currently Directors) to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

3.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent auditors for the fiscal year ending May 31, 2006.

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.
The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person.
Shareholders of record at the close of business on February 20, 2006 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
By Order of the Directors

Ronald A. Homer
Chairman
February ___, 2006

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE FUND’S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
A shareholder of the Fund objecting to the proposals above is not entitled under either Maryland law or the Fund’s Articles of Incorporation or By-laws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection.

To Access Capital Strategies Community Investment Fund, Inc. shareholders:
     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) has been scheduled for March 28, 2006. The purpose of the Meeting is to submit to the shareholders a vote: (1) to authorize the Board of Directors (the “Board”) to withdraw the Fund’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a closed-end investment company; (2) to elect four Directors to the Board (all of whom are currently Directors) to serve until the next annual meeting of shareholders or until their successors are elected and qualified; (3) to ratify the selection of Deloitte & Touche LLP as the Fund’s independent auditors for the fiscal year ending May 31, 2006; and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.
     While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. To conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.
     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next two pages a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at (617) 236-7274.
     Your vote is very important to us. As always, we thank you for your confidence and support.
Sincerely,

Ronald A. Homer
Chairman
Access Capital Strategies Community Investment Fund, Inc.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
YOUR VOTE IS VERY IMPORTANT
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
Q.	WHAT PROPOSALS ARE THE SHAREHOLDERS BEING ASKED TO APPROVE?

A.	Shareholders are being asked to vote on proposals unanimously approved by the Fund’s Board: (1) to authorize the Board to withdraw the Fund’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (“1940 Act”), and to continue operations as a closed-end investment company; (2) to elect four Directors to the Board (all of whom are currently Directors) to serve until the next annual meeting of shareholders or until their successors are elected and qualified; (3) to ratify the selection of Deloitte & Touche LLP as the Fund’s independent auditor for the fiscal year ending May 31, 2006; and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Q.	WHY IS THE BOARD OF DIRECTORS PROPOSING TO WITHDRAW THE FUND’S ELECTION TO BE TREATED AS A BDC AND TO CONTINUE OPERATIONS AS A CLOSED-END INVESTMENT COMPANY?

A.	Since its inception in 1997, the Fund has operated as closed-end investment company electing status as a BDC. The Fund has grown significantly over the past few years and has widely expanded its client base. At the same time, the business, regulatory, and financial climates have shifted to make operations as a BDC more challenging and costly. Under the terms of the Fund’s Private Offering Memorandum (revised as of July 9, 2001), shares of the Fund as presently constituted may be offered for sale through December 2006. By withdrawing the Fund’s election as a BDC, the Board believes that the Fund will be able to capture certain greater efficiencies that would be available to the Fund as a registered closed-end investment company. The types of efficiencies that the Board believes the Fund may be able to capture through registration include the ability to market the Fund’s shares more widely, sell shares to a wider array of potential investors, attract additional assets, and seek other operational efficiencies. As described below, the Board believes the change will have no negative impact on the Fund’s current shareholders, who will still be permitted to redeem shares on a quarterly basis on the same terms as they are at present. Furthermore, based on discussions with management, the independent auditor, and third-party consultants, the Board believes that there will be significant initial and ongoing auditing and consulting costs associated with certain Exchange Act requirements under which the Fund currently operates. The Board believes that the federal securities law requirements that govern the management and operation of a registered closed-end investment company will afford the Fund and shareholders reasonable protections. Thus, the Board believes that the proposed withdrawal of BDC election and continuation as a closed-end investment company is in the best interests of the Fund and its shareholders. The Fund’s Articles of Incorporation specifically contemplate that the Fund may withdraw its BDC election.

Q.	WHY IS THE BOARD PROPOSING THAT THE FUND ELECT THE PROPOSED SLATE OF NOMINEES, ALL OF WHOM ARE ALREADY DIRECTORS?

A.	Under fund governance rules recently enacted by the Securities and Exchange Commission (“SEC”), at least 75% of an investment company’s directors must be independent. The SEC also requires that at least two-thirds of the directors be elected by shareholders. Three of the Fund’s four directors have been elected by shareholders, and of these elected directors two are independent. The fourth director, who was recently appointed by the Board, is also independent. Thus, the Board currently meets the 75% and two-thirds requirements; however, any change in the composition of the Board could cause the Fund to be out of compliance with one or both of these requirements and thus the Board believes it would be prudent to seek shareholder approval of all the current directors. The Board believes that the proposed nominees have extensive advisory experience and expertise from which the Fund and Shareholders are expected to benefit. The Board further believes that maintaining the present group of directors – all but one of whom has served since the Fund’s inception – is appropriate and beneficial to the Fund and its Shareholders given the demands upon Board members as the result of increasing regulatory oversight by the SEC and other regulators, and in light of the Fund’s proposed withdrawal from BDC election and continuation as a registered closed-end investment company. Therefore, the Board believes it is in the Fund’s best interests to submit the current slate of Board members as nominees for election by the Fund’s shareholders.

Q.	WILL APPROVAL OF THE PROPOSALS RESULT IN ANY ADDITIONAL EXPENSE FOR CURRENT SHAREHOLDERS?

A.	If shareholders approve the Fund’s withdrawal of its BDC election, the Fund will incur certain expenses related to its conversion to a registered closed-end investment company, including certain filing and registration fees, legal fees, and other administrative costs related to registration and reporting under the 1940 Act. The Board has reason to believe that these costs will be less than the costs of maintaining the existing structure of the Fund and registration under the 1934 Act, including auditing and consulting fees associated therewith. The withdrawal of BDC election will not change the management fees or sub-management fees paid by the Fund. The Board believes that the anticipated long-term benefits justify the costs associated with the conversion.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	To conduct the Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of the record date (February 20, 2006). If not enough shareholders return the enclosed proxy ballot card to ensure that there will be a quorum, we will be forced to incur additional expenses associated with additional solicitations. To avoid additional costs, please return the completed proxy ballot as soon as possible.

ii

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Board of Directors of the Fund, including the independent directors, recommends that you vote “FOR” approving the proposal to withdraw the Fund’s election to operate as a BDC and to continue operations as a closed-end investment company, and “FOR” electing the four nominees. The Board of Directors also recommends that you vote “FOR” the ratification of the independent auditor and “FOR” the transaction of such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors also urges you to vote and return the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact the Fund directly at (617) 236-7274.
THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT, WHICH ALL SHAREHOLDERS ARE ENCOURAGED TO READ CAREFULLY.

iii

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
419 BOYLSTON STREET
SUITE 501
BOSTON, MASSACHUSETTS 02116

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MARCH 28, 2006

PROXY STATEMENT
     The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on Tuesday, March 28, 2006 at the Special Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116 (such meeting and any adjournment(s) thereof are referred to herein as the “Meeting”). A shareholder of the Fund objecting to the proposals is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement, and any additional proxy material has been or will be borne by Access Capital Strategies LLC, the Fund’s investment adviser (“Access Capital” or the “Manager”). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. If a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).
     Only shareholders of record as of the close of business on February 21, 2006 will be entitled to vote at the Meeting. On February 13, 2006, the Fund had outstanding 47,324,167.255 shares of common stock (“Shares”), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting. This proxy statement and the enclosed proxy card will be sent to shareholders of record on or about February 28, 2006.
     The following table sets forth, as of January 31, 2006 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Shareholder	Number of Shares	Percent of Class
Massachusetts Pension	8,082,704.42	16.7%
Reserve Investment Trust 84 State Street Boston, MA 02109

Merrill Lynch Community	5,899,252.147	12.2%
Development Company LLC 4 World Financial Center New York, NY 10080
     None of the Fund’s Directors owns Shares. None of the executive officers of the Manager owns Shares. The Manager owns 115.786 Shares of the Fund, or less than 0.01%.
     The Fund’s executive offices are located at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116. The Fund files annual reports on Form 10-K and quarterly reports on Form 10-Q with the Securities and Exchange Commission (the “SEC”). The public may read and copy any materials filed by the Fund with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330 or (202) 551-8090. The Fund files its reports electronically. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC (http://www.sec.gov).
     A COPY OF EACH OF THE FUND’S 10-K REPORT DATED MAY 31, 2005 AND 10-Q REPORT DATED NOVEMBER 30, 2005 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING (617) 236-7274.

INTRODUCTION
     The Meeting is being called for the following purposes: (1) to consider and vote upon a proposal to authorize the Board to withdraw the Fund’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a closed-end investment company; (2) to elect four Directors to the Board (all of whom are currently Directors) to serve until the next annual meeting of shareholders or until their successors are elected and qualified; (3) to ratify the selection of Deloitte & Touche LLP as the Fund’s independent auditors for the fiscal year ending May 31, 2006; and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.
     Approval of each of the above proposals (“Proposals”) requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares.
     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the matters under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the Proposals. Unless sufficient votes in favor of a Proposal are received, that Proposal will not be considered to have been adopted by shareholders.

PROPOSAL (1)
WITHDRAWAL OF BDC ELECTION
     The Fund’s Articles of Incorporation state that it was formed “to conduct, operate, and carry on the business of a closed-end, management investment company that has elected to be treated as a business development company, pursuant to the Investment Company Act of 1940 as amended (“1940 Act”); provided, however, that the Corporation may cease to be treated as a business development company upon compliance with the requirements of the 1940 Act with respect thereto.” At the Board of Director’s Organizational Meeting on November 18, 1997, the Board ratified the Fund’s election to be regulated as a BDC.
     As a BDC, the Fund has been subject to the certain provisions of the 1940 Act, including certain provisions applicable only to BDCs, although it is excepted from other provisions of the 1940 Act applicable to registered closed-end investment companies. BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Fund remains subject to significant regulation of its activities, including greater restrictions on permitted types of investments than closed-end investment companies generally. As a BDC, the Fund generally must invest at least 70% of its total assets in “eligible portfolio companies” and certain other qualifying assets as defined in the 1940 Act.
     Since its establishment, the Fund has grown significantly and has broadened its client base and investment portfolio. At the same time, the business, regulatory, and financial climates in which the Fund has operated have shifted to make its continuing operations as a BDC more challenging. Under the terms of the Fund’s Private Offering Memorandum (revised as of July 9, 2001), shares of the Fund as presently constituted may be offered for sale through December 2006. Thus, the Board is presented with a timely opportunity to consider whether withdrawal of the Fund’s BDC election, as contemplated by its Articles of Incorporation, would be in the best interests of the Fund and its Shareholders.
     At its December 12, 2005 Meeting, the Board evaluated potential costs and benefits associated with the potential withdrawal of BDC election and conversion of the Fund into a registered closed-end investment company, including potential tax consequences, transaction expenses, advisory and other fees, economic and regulatory benefits, economies of scale, and operational efficiencies. The Board noted in particular the possibility that the Fund might be able to capture greater efficiencies and economies of scale, as well as to take advantage of marketing and sales opportunities and certain operational efficiencies presently unavailable to the Fund, by withdrawing its election to be treated as a BDC and continuing its operations as a closed-end investment company. Specifically, as a registered closed-end investment company, the Fund may be able to market its shares more broadly (to the extent such marketing and sales practices are in keeping with applicable federal securities laws and other regulatory requirements). Further, the Fund could be structured to permit investments by a wider array of potential investors. The Board noted that such broader marketing and sales opportunities could permit the Fund to attract greater assets.
     The Board further noted that the withdrawal of the Fund’s BDC election and continuation as a closed-end investment company should have no material impact on the Fund or its shareholders, who would be permitted to redeem assets on a quarterly basis under the same terms presently available. The Board noted that the conversion would not change the management or sub-management fees paid by the Fund.
     The Board also noted that, as a consequence of its status as a BDC, the Fund currently files reports pursuant to the Securities Exchange Act of 1934 (“Exchange Act”), instead of the 1940 Act, and is required to include in its annual reports a report of management on the company’s internal control over financial reporting, as mandated by the recently imposed Section 404 of the Sarbanes-Oxley Act of 2002. The Fund must incur significant general and administrative costs in order to comply with regulations imposed by Section 404. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the shareholders of the Fund; however, the costs are particularly substantial when compared to the Fund’s relative size and net income. The Board noted that resources to be expended on Section 404 compliance matters might be utilized more productively if devoted to the operation of the Fund’s business and the relatively less expensive regulatory requirements imposed on registered closed-end investment companies under the federal securities laws. Significantly, the Board noted that it would still be subject to customary principles of fiduciary duty with respect to the Fund and its shareholders, and the Manager, a registered investment adviser, would be subject to the Investment Advisers Act of 1940.
     It was the sense of the Board that in weighing the costs and benefits related to continuing the Fund’s operations as a BDC compared to offering the Fund as a registered closed-end investment company, it was reasonable to recommend the Fund’s conversion. Thus, on February 8, 2006, the Board unanimously approved a formal proposal to recommend to shareholders that the Board be authorized to withdraw the Fund’s election to be treated as a BDC and, as contemplated by the Fund’s Articles of Incorporation, continue operations as a closed-end investment company subject to other registration requirements under the 1940 Act.
     If shareholders approve this proposal to permit the Fund to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Fund’s application of withdrawal on Form N-54C. The Fund does not anticipate filing the application of withdrawal until it has substantially completed preparations for continuing the Fund’s operations as a registered closed-end investment company under the 1940 Act, including the preparation of relevant materials related to registration such as Form N-8A.
     The Fund has undertaken several steps in anticipation of meeting the requirements for withdrawal of its election to be treated as a BDC, including (1) consulting with outside counsel as to the requirements for withdrawing election as a BDC and continuing operations as a closed-end investment company and (2) preparing plans for registration and operation as a closed-end investment company.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO AUTHORIZE THE BOARD TO WITHDRAW THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY PURSUANT TO SECTION 54(C) UNDER THE INVESTMENT COMPANY ACT AND TO CONTINUE OPERATIONS AS A CLOSED-END INVESTMENT COMPANY.

PROPOSAL (2)
ELECTION OF FOUR DIRECTORS TO THE FUND’S BOARD OF DIRECTORS
     Proposal 2 relates to the election of Directors of the Fund. The Board proposes the election of the four nominees named in the table below. Each nominee, including those who are not “interested persons” of the Fund as that term is defined by the 1940 Act (“Independent Directors”), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.
INFORMATION ABOUT THE NOMINEES
Ronald A. Homer has been the CEO and Co-Managing Member of Access since 1997.
Listed below, for each Director, nominee, and executive officer, is a brief description of recent professional experience, and ownership of shares of the Fund.

Name, Age and Offices with the Fund	Principal Occupation During Past Five Years and Public Directorships
Peter J. Blampied, 63 Director since 1997 Chair, Audit Committee	President, Corcoran Management Company, a real estate firm since 1998. Vice Chairman, Citizens Bank of Massachusetts from 1993 to 1994). Chairman, President & CEO Boston Five Bancorp from 1989 to 1993.

In addition Mr. Blampied is a director of A.W. Perry, Inc. (1998-present) and Environmental Power Corp. (1998-present) and a Trustee of Northeast Investors Trust (2000-present).

Ronald A. Homer*, 58 Director since 1997	CEO & Co-Managing Member, Access Capital Strategies LLC (the Manager) since 1997. President & CEO Boston Bank of Commerce (1983-1996).

In addition Mr. Homer is a Director of Sallie Mae (GSE).

Kevin J. Mulvaney, 57 Director since 1997	President, Strategic Advisors Group, a management-consulting firm since 1997. Formerly President of DRI/McGraw Hill (1994-97). Executive Vice President Bank of Boston (prior to 1993).

Name, Age and Offices with the Fund	Principal Occupation During Past Five Years and Public Directorships
W. Carl Kester, 54 Director since 2005	Mizuho Financial Group Professor of Finance; Chairman, Finance Unit; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, 1999-2005. Member of the faculty of Harvard Business School since 1981. Independent consultant since 1978.

In addition, Mr. Kester is a Director of 19 registered investment companies consisting of 25 portfolios advised by Merrill Lynch Investment Managers, L.P. or its affiliates.

*	Directors who are “interested persons” (as defined in the 1940 Act) of the Fund.
INFORMATION ABOUT THE BOARD OF DIRECTORS
     The role of the Directors is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least four times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Directors also oversee the services furnished to the Fund and various other service providers. The Fund has a standing Audit Committee and a Nominating Committee. During the last full fiscal year, the Board of Directors met six times, including four quarterly meetings and two special meetings, and the Audit Committee met twice. Each incumbent director attended more than 75 percent of (1) the total number of meetings of the board of directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the board on which he served (during the period that he served).
AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT
     As set forth more fully in the Audit Committee Charter (see Appendix 1), the Audit Committee is composed of directors each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Exchange Act. Although the Board of Directors has the ultimate authority for effective corporate governance, the Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Fund. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. In addition, the Board has determined that each of Peter Blampied, Kevin Mulvaney and W. Carl Kester is an audit committee financial expert as defined by SEC rules.
     The Audit Committee’s role includes overseeing the work of the Fund’s accounting and financial reporting and auditing processes and compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements and internal control over financial reporting of the Fund. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out these oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Fund’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Committee’s specific responsibilities are laid out in the Audit Committee Charter.
     During the fiscal year ended May 31, 2005, the Audit Committee fulfilled its duties and responsibilities generally as outlined in its Charter, by, among other actions, performing the following tasks: reviewing and discussing the Fund’s financial statements and other periodic filings (including the audited consolidated financial statements and related footnotes for the fiscal year ended May 31, 2005) with management and the independent auditor; discussing with the independent auditors the matters required to be discussed by SAS 61; recommending to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report on Form 10-K; receiving written disclosures and the letter from the independent accountants required by Independence Standard No. 1; receiving management’s representation that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles; reviewing with management and the independent auditor management’s assessment of the effectiveness of the Fund’s internal control over financial reporting and the independent auditor’s comments about management’s assessment and the effectiveness of the Fund’s internal control over financial reporting; meeting in periodic executive sessions with each of the independent auditor and management.
Members of the Audit Committee:
     Peter Blampied, Chair
     W. Carl Kester
     Kevin Mulvaney
NOMINATING COMMITTEE
     As set forth more fully in the Nominating Committee charter (see Appendix 2), the Nominating Committee is composed of Directors each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. The principal responsibility of the Nominating Committee is to determine nominees for election to the Fund’s Board of Directors. The material elements of the policy with regard to the consideration of candidates for director are laid out in the Nominating Committee Charter. Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors. The Nominating Committee does not have a specific policy with regard to the consideration of any director candidates recommended by securities holders; however each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors. Three of the nominees for the Board are standing for re-election. One nominee, Mr. Kester, was nominated by the Nominating Committee and appointed by the Board, including by a majority of the Independent Directors, on December 21, 2004.
     The Nominating Committee Charter provides that the Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group. Since 1997, the Fund has paid the Independent Directors a fee of $2,000 per quarterly board meeting attended; however, at a Special Meeting of the Board held on February 8, 2006, the Independent Directors accepted the Nominating Committee’s recommendation that Independent Directors be paid a fee of $5,000 per quarterly board meeting attended and that Committee chairs receive an additional $5,000 per year for such service. These changes are to go into effect as of March 28, 2006.
COMPENSATION TABLE1

	Aggregate	Pension or Retirement	Estimated Annual	Total Compensation
	Compensation from	Benefits Accrued as Part	Benefits Upon	from Fund Paid to
Name of Person, Position	Fund Expenses	of Fund Expenses	Retirement	Director
Peter J. Blampied,
Director	$8,000	None	None	$8,000
Ronald A. Homer,*
Director	$0	None	None	$0
W. Carl Kester
Director	$0	None	None	$0
Kevin J. Mulvaney,
Director	$8,000	None	None	$8,000

*	Directors who are “interested persons” (as defined in the 1940 Act) of the Fund.
(1) Figures are for the Fund’s fiscal year ended May 31, 2005.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO ELECT THE FOUR NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL (3)
RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR
     Proposal 3 relates to the ratification or rejection of the Fund’s independent auditor. The Board selected the firm of Deloitte & Touche LLP (“D&T”), 750 College Road East – Third Floor, Princeton, New Jersey 08540 as the Fund’s independent auditor for the current fiscal year. D&T has examined and reported on the fiscal year-end financial statements, dated May 31, 2005, and certain related SEC filings. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of D&T for ratification by shareholders as a matter of good corporate practice. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.
     During the fiscal year ended May 31, 2005, Deloitte & Touche LLP was employed principally to perform the annual audit and to render tax services. Fees paid to Deloitte & Touche LLP for each of the last two fiscal years are listed in the following table.

	2005	2004
Audit fees	$114,000	$45,000
Audit-related fees	—	—
Tax fees	5,700	4,800
All other fees	—	—
	$119,700	$49,800
Audit Fees
     Audit Fees for 2005 include $49,000 for the annual audit of the May 31, 2005 financial statements and the reviews of quarterly financial statements in accordance with generally accepted auditing standards. Fees also include an estimated $65,000, representing the fees incurred relating to management’s assessment of the effectiveness of internal control over financial reporting.
Audit-related fees
     Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees
     Tax Fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.
All Other Fees
     All Other Fees include fees for products and services other than the services reported above.
     As described more fully above and in Appendix 1, the Fund’s Audit Committee pre-approves all audit and non-audit services to be performed by the auditor. It has policies and procedures in place to ensure that the Fund is in compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. These policies and procedures provide a mechanism by which management can request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. The policies and procedures are detailed as to the particular service and do not delegate the committee’s responsibility to management. They address any service provided by the auditor, and any audit or audit-related services to be provided by any other audit service provider. The pre-approval process includes an annual and interim component. There were no fees approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     Representatives of D&T are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND RATIFY THE SELECTION OF THE FUND’S INDEPENDENT AUDITORS.
ADDITIONAL INFORMATION
INFORMATION ABOUT THE MANAGER
Access Capital is the manager of the Fund. Access Capital was formed in 1997 to focus on managing the assets of institutional investors interested in community investing. In February 1997, the firm assumed the assets, but no liabilities, of Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994-1997.
Access Capital’s principal business address is 419 Boylston Street, Suite 501, Boston, Massachusetts 02116.

The name, address, and principal occupation of the principal executive officer and each director of Access Capital are as follows:

Name and Address	Principal Occupation	Position(s) with Access Capital
Ronald A. Homer* Access Capital Strategies LLC 419 Boylston St. Boston, MA 02116	Chief Executive Officer & Co-Managing Member, Access Capital	Same

David F. Sand Access Capital Strategies LLC 419 Boylston St. Boston, MA 02116	President & Co-Managing Member, Access Capital	Same

Louis Prezeau City National Bank of New Jersey 900 Broad Street Newark, NJ 07102	President & Chief Executive Officer	Director

Charles R. Kendrick Clarion Ventures 225 Franklin St. Boston, MA 02110	Principal, Clarion Ventures LLC	Director

Alden McDonald Liberty Bank & Trust PO Box 60131 New Orleans, LA 70160	President & Chief Executive Officer, Liberty Bank & Trust	Director

*	Mr. Homer also serves as a director of the Fund.
INFORMATION ABOUT MERRILL LYNCH INVESTMENT MANAGERS, L.P.
     Merrill Lynch Investment Managers, L.P. (“MLIM”) is organized as a limited partnership. The general partner of MLIM is Princeton Services, Inc. (“Princeton Services”). The limited partner of MLIM is Merrill Lynch and Co., Inc. (“ML & Co.”). Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control MLIM through their ownership of the voting securities of MLIM and their power to exercise a controlling influence over the management and policies of MLIM. The principal business address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.
     MLIM and its affiliates act as investment adviser to more than 100 registered investment companies and offer investment advisory services to individuals and institutional accounts. As of December 31, 2005, MLIM and its affiliates had a total of approximately $540 billion in investment company and other portfolio assets under management.
     On February 15, 2006, BlackRock, Inc. (“BlackRock”) and ML & Co. announced that they have reached an agreement to merge MLIM and certain affiliates and BlackRock to create a new asset management firm. The transaction has been approved by the boards of directors of both ML & Co. and BlackRock and is expected to close in the third quarter of 2006. In connection with the transaction, it will be necessary for the Fund’s Board of Directors and shareholders to consider and approve any agreement for the provision of advisory or management services that may be proposed by the combined company.

     Robert C. Doll is the President of MLIM. The principal business address of Mr. Doll and MLIM is P.O. Box 9011, Princeton, New Jersey 08543-9011.
     W. Carl Kester, an Independent Director of the Fund, also serves as a director of other investment companies managed by MLIM and its affiliates.
PORTFOLIO TRANSACTIONS
     During the Fund’s fiscal year ended May 31, 2005, the Fund paid $0 in brokerage commissions.
SHAREHOLDER PROPOSALS
     Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.
OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY
     The only business to be presented at the Meeting is the business mentioned in the Notice of Special Meeting of Shareholders and described in this proxy statement. Should any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the person(s) named as proxies, or their substitutes, present and acting at the Meeting.
     If, at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote the proxies that have been received to adjourn the Meeting to a later date. If a quorum is present, but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.
     If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.
     YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
     IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

Exhibit 1
Charter of the Audit Committee
of the Board of Directors
     Although the audit committee of an investment company also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) has adopted the following audit committee charter:
I.	Composition of the Audit Committee

The Audit Committee shall be composed of Directors:
(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management; and

(c)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.
     The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.
II.	Purposes of the Audit Committee
     The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants report directly to the Audit Committee.

1-1

III.	Responsibilities and Duties of the Audit Committee
     The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.
     To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:
(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c)	to preapprove all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the 1934 Act; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee in accordance with the 1934 Act**;

(d)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

1-2

(e)	to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest as described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f)	to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g)	to review and discuss the Fund’s audited financial statements with Fund management;

(h)	to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in any proxy statement used by the Fund;

(j)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k)	to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l)	to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund

1-3

management, such as any management letter or schedule of unadjusted differences;
(n)	to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p)	to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting; and

(q)	to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.
     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).
     Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

1-4

IV.	Meetings
     The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.
V.	Assistance from Fund Management; Authority to Engage Advisers; Funding
     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.
Dated: June 18, 2001
Revised: December 9, 2002

1-5

EXHIBIT 2
CHARTER FOR THE NOMINATING COMMITTEE
OF
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
     This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.
Purpose
     The Nominating Committee has as its primary purpose, among other things, responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.
Authority
     The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.
Composition and Term of Members of the Nominating Committee
     The Nominating Committee shall be composed of all the members of the Board of Directors who are not “interested persons” of the Fund (“Independent Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”). The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto. The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed.
Meetings
     The Chair of the Nominating Committee shall call meetings on an “as needed” basis. Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee. Counsel to the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee. Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

2-1

Responsibilities
     The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.
Functions of the Committee
1. As required by Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-1, 17g-1, and 18f-3 under the 1940 Act, the Nominating Committee shall nominate persons to become Independent Directors. The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Access Capital Strategies LLC, the various sub-advisers, and other principal service providers to the Fund. A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Access Capital Strategies LLC, or principal service providers.
2. Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.
3. The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.
4. The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.
5. The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.
Nominations with Respect to Other Committees of the Board
1. The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

2-2

2. The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the Board of Directors.
Retirement Policies
1. It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Directors by the end of the year in which they reach their 72nd birthday.
Other Powers and Responsibilities
1. The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of counsel.
2. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
3. The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.
Effective as of December 2002.

2-3

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON
MARCH 28, 2006
This proxy is solicited by the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) for use at a Special Meeting of Shareholders (“Meeting”) to be held on March 28, 2006 at 9:00 a.m. Eastern Time at 429 Boylston Street, Suite 501, Boston, Massachusetts 02116.

The undersigned hereby appoints Ronald A. Homer and David F. Sand, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all common stock in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

PROPOSAL (1): Approval of authorization to withdraw the Fund’s election to be treated as a business development company and to continue operations as a registered closed-end investment company.

FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL (2): Election of Directors. Nominees: Peter J. Blampied, Ronald A. Homer, W. Carl Kester, and Kevin J. Mulvaney.

FOR ALL	WITHHOLD ALL	WITHHOLD AS TO:
☐	☐
PROPOSAL (3): Ratification of the selection of Deloitte & Touche, LLP, as the independent auditors of the Fund for the fiscal year ended May 31, 2006.

FOR ☐	AGAINST ☐	ABSTAIN ☐
PROPOSAL (4): Transaction of such other business as may properly come before the Meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐
     Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the above-enumerated Proposals.

The undersigned hereby acknowledges receipt of the Notice of Meeting dated [DATE] and the Proxy Statement attached hereto:

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)
Date: DATE ______, 2006
IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director, or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE